                                                                    EXHIBIT 31.1


                                  CERTIFICATION


         I, Anthony J. Santilli, President, Chief Executive Officer and Chief Operating Officer of American Business Financial Services, Inc., certify that:

         1. I have reviewed this Amendment No. 1 to Form 10-K of American Business Financial Services, Inc.; and

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered in this report.




Date: October 28, 2004

                                    /s/ Anthony J. Santilli
                                    --------------------------------------------
                                    Anthony J. Santilli
                                    President, Chief Executive Officer and
                                    Chief Operating Officer (Principal Executive
                                    Officer)